UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

November 23, 2015
Date of Report (Date of Earliest Event Reported)

UNI-PIXEL, INC.
(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	001-34998	75-2926437
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

4699 Old Ironsides Drive, Suite 300 Santa Clara, California 95054
(Address of Principal Executive Offices)

(281) 825-4500
(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 23, 2015, Uni-Pixel, Inc. (the “Company”) entered into a Waiver and Consent (the “Waiver”) with Hudson Bay Master Fund Ltd. for itself and as the holder of a majority of the aggregate principal amount of the senior secured convertible notes (the “Notes”) then outstanding which were purchased pursuant to the Purchase Agreement, as defined below (“Hudson Bay”), which Waiver amended and waived certain provisions of that certain Securities Purchase Agreement (the “Purchase Agreement”), dated April 16, 2015 among the Company, Hudson Bay and the other investors named therein (the “Investors”) as previously disclosed by the Company, and of the Notes. The Waiver provides that upon Hudson Bay waiving certain covenants in the Purchase Agreement regarding the issuance by the Company of warrants subsequent to entry into the Purchase Agreement, the Company will (i) exchange the Investors’ existing 1,189,492 aggregate warrants that were issued pursuant to the Purchase Agreement (the “Existing Warrants”) for warrants to purchase an equivalent number of shares of the Company’s common stock (the “New Warrants”) in the same form and on the same terms as the warrants to be issued in connection with the public offering announced below in Item 8.01, and (ii) upon such exchange of Existing Warrants, the Notes shall be amended to reduce the interest rate from 9.00% to 4.00% per annum. The exchange into the New Warrants shall take place at the close of the public offering.

Item 3.02	Unregistered Sales of Equity Securities

Item 1.01 is incorporated by reference in response to this Item 3.02. The New Warrants will be issued for no cash consideration to the Investors in exchange for Hudson Bay’s entry  into the Waiver for itself and on behalf of the Investors. The exchange of the New Warrants for the Existing Warrants is  made in reliance on the exemption from registration afforded under Section 3(a)(9) of the Securities Act of 1933, as amended.

Item 8.01	Other Events

On November 23, 2015, Uni-Pixel, Inc. (the “Company”) issued a press release announcing a public offering of its common stock and warrants for the purchase of common stock. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor such press release constitutes an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities law of any such state or jurisdiction. Any proposed offering referenced herein will be made only by means of a prospectus supplement and the accompanying prospectus.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Uni-Pixel, Inc. on November 23, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 23, 2015	By:	/s/ Christine Russell
Christine Russell, Chief Financial Officer

EXHIBIT LIST

(d) Exhibits

Exhibit No.	Description

99.1	Press Release issued by Uni-Pixel, Inc. on November 23, 2015